SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT / /

CHECK THE APPROPRIATE BOX:
/ / PRELIMINARY PROXY STATEMENT
/ / CONFIDENTIAL FOR USE OF COMMISSION ONLY
/X/ DEFINITIVE PROXY STATEMENT
/ / DEFINITIVE ADDITIONAL MATERIALS
/ / SOLICITING MATERIALS PURSUANT TO SS.240.14A-11(C) OR SS.240.14A-12


        WASTE TECHNOLOGY CORP. _________________________________________
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
       (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)
/X / NO FEE REQUIRED
/ / $125 PER EXCHANGE ACT RULES-O-11(C)(1)(II), 14A-6(I)(1), 14A-6(I)(2) OR ITEM
    22(A)(2) OF SCHEDULE 14A.
/ / FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND O-11.

     1) TITLE OF EACH CLASS OF SECURITIES TO WHICH EACH TRANSACTION APPLIES:

     ---------------------------------------------------------------------------
     2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

     ---------------------------------------------------------------------------
     3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE O-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED)

     ---------------------------------------------------------------------------
     4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION.

     ---------------------------------------------------------------------------
     5) TOTAL FEE PAID.

     ---------------------------------------------------------------------------

/ /  FEE PAID PREVIOUSLY BY WRITTEN PRELIMINARY MATERIALS.
/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXHANGE ACT RULE O-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     1) AMOUNT PREVIOUSLY PAID _______________________
     2) FORM SCHEDULE OR REGISTRATION STATEMENT NO.: ______________
     3) FILING PARTY: ________________________
     4) DATE FILED: __________________________

                             WASTE TECHNOLOGY CORP.
                             5400 RIO GRANDE AVENUE
                           JACKSONVILLE, FLORIDA 32254

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  MAY 15, 2006

TO THE STOCKHOLDERS:

     Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Waste Technology Corp. (the "Company") has been called for and will be held at 10:00 A.M., local time, on Monday, May 15, 2006, at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32254 for the following purposes:

     1. To elect one (1) Class II Director, David B. Wilhelmy to the Board of Directors;

     2. To ratify the appointment by the Board of Directors of KPMG LLP, to serve as the independent certified public accountants for the current fiscal year; and

     3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 3, 2006 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, for ten (10) days prior to May 15, 2006.

                                      By Order of the Board of Directors

                                      William E. Nielsen, PRESIDENT

Dated: April 14, 2006



     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                             WASTE TECHNOLOGY CORP.
                                 PROXY STATEMENT


                                     GENERAL


     This proxy statement is furnished by the Board of Directors of Waste Technology Corp., a Delaware corporation (sometimes the "Company" or "Waste Tech"), with offices located at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on May 15, 2006 and at any adjournments thereof (the "Annual Meeting"). This proxy statement will be mailed to stockholders beginning approximately April 14, 2006. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the Directors named therein and FOR the ratification of the selection by the Board of Directors of KPMG LLP, as the independent certified public accountants of the Company.

     A copy of the annual report on Form 10-KSB of the Company for the fiscal year ended October 31, 2005 ("Fiscal 2005"), which contains financial statements audited by the Company's independent certified public accountants, accompanies this proxy statement.

     The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

     The Board of Directors has fixed the close of business on April 3, 2006 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

     As of the Record Date, 4,933,895 shares of the Company's common stock, $.01 par value per share ("Common Stock") are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders. The Company also has 10,000,000 shares of Preferred Stock, $.0001 par value per share authorized, none of which are outstanding.

     Management knows of no business other than that specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth the share holdings of those persons who own more than 5% of the Company's common stock as of the record date, April 3, 2006, with these computations being based upon 4,933,895 shares of the Company's common stock being outstanding as of that date and as any shareholder, as it may pertain, assumes the exercise of options held by such shareholder as of April 3, 2006.


                            FIVE PERCENT STOCKHOLDERS
                            -------------------------

                                          AMOUNT OF
NAME AND ADDRESS OF                       BENEFICIAL              APPROXIMATE
BENEFICIAL OWNER                         OWNERSHIP(1)          PERCENT OF CLASS
----------------                         ------------          ----------------

LaRita R. Boren                          1,723,730(2)                 34.9%
9315 South 950 East
Upland, IN 46989

William E. Nielsen                         592,641(3)                 11.4%
5400 Rio Grande Avenue
Jacksonville, FL 32254

Waste Technology Corporation               256,238(4)                  5.2%
Profit Sharing Trust
5400 Rio Grande Avenue
Jacksonville, FL 32254

-----------------------
     (1) Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

     (2) Consists of 1,502,962 shares held directly and 220,768 shares held directly by her husband, Leland E. Boren.

     (3) Consists of 342,641 shares held directly and options to purchase 250,000 shares.

     (4) Employees' Profit Sharing Trust of which William E. Nielsen is Trustee.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

GENERAL

     Article III, Section 1 of the Company's By-Laws provides that the Company's Board of Directors shall consist of a minimum of five (5) and a maximum of nine
(9) directors divided into three (3) classes of directors ("Class I", "Class II", and "Class III"), with each class having as nearly the same number of directors as practicable. Stockholders elect such class of directors, Class I, Class II, or Class III, as the case may be, to succeed such class directors whose terms are expiring, for a three (3) year term, and such class of directors shall serve until the successors are elected and qualify. Under this configuration, it is intended that one class of directors' terms will expire each year resulting in staggered elections of the Company's directors. At last year's annual meeting the terms of both of the Company's Class I Directors expired. As a result, at last year's annual meeting Robert Roth and Leland E. Boren were elected as Class I Directors. During Fiscal 2005, Morton S. Robson resigned as a Director for personal reasons leaving the Company with one remaining Class II Director, David B. Wilhelmy. Mr. Wilhelmy is the only nominee at this year's Annual Meeting for election as a Class II director.

     The following is the apportionment of the existing directors into classes:

NO. OF CLASS           TERM EXPIRES                         MEMBERS/NOMINEES
------------           ------------                         ----------------

Class I                2008 Annual                           Robert Roth
                       Stockholder's Meeting                 Leland E. Boren

Class II               2006 Annual                           David B. Wilhelmy
                       Stockholder's Meeting

Class III              2007 Annual                           William E. Nielsen
                       Stockholder's Meeting                 LaRita R. Boren


     Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the Mr. Wilhelmy as a Class II Director. If Mr. Wilhelmy should subsequently become unavailable for election prior to the Annual Meeting, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS
------------------

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only two (2) members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held three (3) meetings in Fiscal 2005. All directors attended all of the meetings of the Board of Directors during Fiscal 2005. Although it has no formal policy requiring attendance, the Company encourages all directors to attend the annual meeting of stockholders. All of the Company's directors attended last year's annual meeting of stockholders and it is anticipated that all of its directors will attend this year's Annual Meeting.

     COMMITTEES
     ----------

     During Fiscal 2005, William E. Nielsen, Morton S. Robson until he resigned as a Director and Robert Roth were members of the Company's audit committee. During Fiscal 2005, Messrs, Robson, again until he resigned as a Director and Roth were members of the Company's compensation committee. None of the members of the audit and compensation committees during Fiscal 2005 were "independent directors" as that term is defined under the applicable provisions of the Sarbanes-Oxley Act, regulations and rules promulgated by the Securities and Exchange Commission and the NASDDAQ stock market. The Company does not, at the present time, have an independent "financial expert", as that term is defined in the Sarbanes-Oxley Act of 2002, on the Board of Directors and the Audit Committee of the Company. As of the present time, Mr. Nielsen serves as the Company's financial expert. The Company has sought and continues to seek an appropriate individual to serve on the Board of Directors and the Audit Committee who will meet the requirements necessary to be an independent financial expert as well as to find other individuals who meet the requirements necessary to qualify as independent directors to serve on the Company's Board of Directors. The Company has been unable to find an independent financial expert and other independent directors because it does not have sufficient funds to purchase directors and officers insurance or compensate such independent directors for their services.

     The Company does not have a nominating committee and the full Board of Directors performs this function. In its role as nominating committee, the Board identifies the candidates for Board membership. In identifying Board candidates, the Board will seek recommendations from existing Board members, executive officers of the Company and all persons who own more than five percent (5%) of the Company's outstanding stock. The Board has no stated specific minimum qualifications that must be met by a candidate for a position on the Board of Directors. The Board will consider a variety of factors in evaluating the qualifications of a candidate including the candidate's professional experience, educational background, knowledge of the Company's business and personal qualities. The Board may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board. In addition, the Board will consider any candidates that may have been recommended by any of the Company's stockholders who have made those recommendations in accordance with the procedures described below under the heading "Stockholders' Proposals." In addition, such stockholder recommendation must be accompanied by
(1) such information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the prospective director nominee been nominated by the Board of Directors and (2) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director. The directors of the Company who participated in the consideration of director-nominees included in this proxy statement were William
E. Nielsen, Robert Roth Leland E. Boren and LaRita R. Boren.

     COMPENSATION COMMITTEE INTERLOCKING
     AND INSIDER PARTICIPATION

     There are no interlocking relationships between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.


     CODE OF ETHICS
     --------------

     The Company has adopted a code of business conduct and ethics for directors and officers (including the Company's principal executive officer, principal financial officer and controller), known as the Standards of Business Conduct. The Standards of Business Conduct are available on the Company's website at http://www.intl-baler.com. Stockholders may also obtain a free copy of the Standards of Business Conduct from the Company by writing and requesting a copy from:

Waste Technology Corporation
Attention: William E. Nielsen
5400 Rio Grande Avenue
Jacksonville, Florida 32254
(904)358-3812


     STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
     -----------------------------------------------------

     Stockholders may communicate with the Board of Directors of the Company by writing to: William E. Nielsen, President, Waste Technology Corporation, 5400 Rio Grande Avenue, Jacksonville, FL 32254 or by E-Mail: to: Ibc@intl-baler.com
Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.


     BENEFICIAL OWNERSHIP
     --------------------

     The following table sets forth certain information with respect to the ownership of the Company's Common Stock as of the Record Date, April 3, 2006, of the executive officers and directors of the Company and the directors and officers of the Company as a group. The computations set forth in the table are based upon 4,933,895 shares of the Company's common stock being outstanding as of April 3, 2006 and as to any shareholder, as it may pertain, assumes the exercise of options held by such shareholder as of April 3, 2006.

                             DIRECTORS AND OFFICERS
                             ----------------------

                                                  NUMBER OF SHARES      PERCENT
NAME AND ADDRESS                TITLE          BENEFICIALLY OWNED (5)   OF CLASS
----------------                -----          ----------------------   --------
LaRita Boren                    Director              1,502,971           30.5%
9315 South 950 East
Upland, IN 46989

Leland E. Boren                 Director                220,768            4.5%
9315 South 950 East
Upland, IN 46989

William E. Nielsen              Director;               592,641(6)        11.4%
5400 Rio Grande Avenue          President;
Jacksonville, FL 32254          CEO; CFO

Robert Roth                     Director                236,670(7)         4.8%
Georgetown Electric, Ltd.
Unit 17, 2501 W. Third Street
Wilmington, DE 19805

David B. Wilhelmy               Director;               166,900            3.4%
5400 Rio Grande Ave.            Vice-President
Jacksonville, FL 32254

Waste Technology Corporation                            256,238(8)         5.2%
Profit Sharing Trust
5400 Rio Grande Avenue
Jacksonville, FL 32254

All Officers and Directors                            2,976,188(9)        57.4%
as a Group (5 persons)

-------------------
     (5) Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

     (6) Consists of 342,641 shares held directly and options to purchase 250,000 shares.

     (7) Includes shares owned by family members of Robert Roth as follows: his wife, Patricia B. Roth (114,182), his son, Steven F. Roth (2,000), his daughter, Kathie Cecile Roth (10,000), and his son Charles B. Roth and his wife Marta Roth (107,188).

     (8)  Employees' Profit Sharing Trust of which Mr. Nielsen is the Trustee.

     (9) Consists of shares held directly, options to purchase 250,000 shares and shares held by Waste Technology Corporation Employees Profit Sharing Trust.

     CHANGE IN CONTROL
     -----------------

     To the knowledge of the Company's management, there are no present arrangements or pledges of the Company's securities which may result in a change in control of the Company.


     BACKGROUND OF DIRECTORS
     -----------------------

     The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

     LaRita R. Boren, age 69, was elected as a Director of the Company on March 9, 2005. Mrs. Boren is a Director and Executive Vice-President of Avis Industrial Corporation. She has served as a Director of Avis since 1979 and as Vice-President from 1986 until March, 2005 when she was elected Executive Vice-President. She is also on the Board of Directors of The Boren Foundation, Inc., Citizens Plaza Building, Inc., Citizens Travel Agency, The Heartland Film Festival, Live Bait Productions, Inc., Lyford Cay Foundation, J.M. Music, Inc., Taylor University, LeLaLo Foundation, Inc., Spring Hill Music Group, Inc. and WBCL Radio Station. Mrs. Boren received a Bachelors of Science degree from Oklahoma State University in 1957. She has an honorary Doctor of Business Management degree from Indiana Wesleyan University and a Doctor of Humane Letters degree from Taylor University. Mrs. Boren has been married to Leland E. Boren, also a Director of the Company since 1958.

     Leland E. Boren, age 82, was elected as a Director of the Company on March 9, 2005. Mr. Boren is the Chairman, Chief Executive Officer and President of Avis Industrial Corporation located in Upland, Indiana. From 1945 through 1971 Mr. Boren was employed by The Pierce Company (formerly The Pierce Governor Company) in various capacities. He became President of The Pierce Governor Company in 1958. The Pierce Company merged with Avis Industrial Corporation in 1971 and Mr. Boren became President of Avis at that time. Mr. Boren has been married to LaRita R. Boren, who is also a Director of the Company since 1958.

     William E. Nielsen, age 59, joined the Company in June 1994 as its Chief Financial Officer and was elected a Director on November 20, 1997. He was elected President and Chief Executive Officer on May 8, 2001. Prior to joining the Company, Mr. Nielsen acted as a financial consultant to Fletcher Barnum Inc., a privately held manufacturing concern, from October 1993 through June 1994. From 1980 through July 1993, he was the Vice President, Administration and Finance at Unison Industries, Inc. Mr. Nielsen received a BBA in Finance and an M.B.A. at Western Illinois University in 1969 and 1970, respectively.

     Robert Roth, age 80, was elected as a Director of the Company on October 12, 1993. He is the Chairman of the Board and Treasurer of Georgetown Electric, Ltd., and a Director of Keystone Insurance Company, both publicly held companies. For more than the past five (5) years, in addition to being the Chairman of the Board and Treasurer of Georgetown Electric, Ltd., he has been the President and Chief Executive Officer of Browning Weldon Corporation, a privately held financial company. Mr. Roth received a bachelor of Engineering Degree from Yale University in 1946.

     David B. Wilhelmy, age 51, joined the Company in September 2002 as Vice-President of Sales and Marketing. Prior to joining the Company, Mr. Wilhelmy was Vice-President/Sales and Acquisitions for Consolidated Packaging Systems. CPS was a joint venture with Gryphon Investors to consolidate the packaging systems distribution industry, from January 2000 through August 2002. Mr. Wilhelmy was the Southeast Regional Vice-President of Sales and Marketing for Packaging for Unisource Distribution Company from 1993 to 2000. Mr. Wilhelmy received a Bachelor Degree in Business Administration from Madison University.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     -------------------------------------------------------

     In fiscal 2005, the Company, its officers and directors, were not delinquent in filing of any of its Form 3, 4, and 5 reports.


     FAMILY RELATIONSHIPS
     --------------------

     There are no family relationships between executive officers or directors of the Company except that Leland E. Boren and LaRita R. Boren are husband and wife and Robert Roth is the husband of Patricia B. Roth, and father of Steven F. Roth, major shareholders of the Company. See, "Certain Relationships and Related Transactions" below. For so long as Patricia Roth and Steven Roth are the owners of more than one percent (1%) of the number of outstanding shares of Common Stock, the Company has agreed to use its best efforts to cause the election of Robert Roth as a member of the Board of Directors.

     Except as noted above, there is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

     INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGs
     ----------------------------------------

     To the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person nominated to become a director or an executive officer of the Company:

     (1) Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

     (2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, commodities, securities or banking activities;

     (4) Was found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission ("CFTC") to have violated any federal or state securities law or Federal commodities law, and the judgment in such civil action or finding by the SEC or CFTC has not been subsequently reversed, suspended, or vacated.


EXECUTIVE COMPENSATION
----------------------

     The following table sets forth a summary of all compensation awarded to, earned by or paid to, the Company's Chief Executive Officer and each of the Company's executive officers whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003:

     SUMMARY COMPENSATION TABLE
     --------------------------

NAME AND                                         OTHER ANNUAL    NUMBER OF   ALL OTHER
PRINCIPAL POSITION   YEAR  SALARY($)  BONUS($)  COMPENSATION($)   OPTIONS   COMPENSATION
-------------------  ----  ---------  --------  ---------------  ---------  ------------
William E. Nielsen   2005    104,271     3,000         -0-          -0-          -0-
President and CEO    2004     96,800       -0-         -0-          -0-          -0-
                     2003     92,854       -0-         -0-          -0-          -0-
-------------------  ----  ---------  --------  ---------------  ---------  ------------
David B. Wilhelmy    2005    102,848       -0-         -0-          -0-          -0-
Vice-President
Sales and Marketing
-------------------  ----  ---------  --------  ---------------  ---------  ------------

     None of the company's other Executive Officers earned compensation in fiscal 2003, 2004 and 2005 in excess of $100,000 for services rendered to the Company in any capacity.

     OPTION GRANTS AND OPTION EXERCISES FOR FISCAL 2005
     --------------------------------------------------

     No options were granted or exercised during fiscal 2005 by the Company's Chief Executive Officer or any of the Company's most highly compensated executive officers whose compensation exceeded $100,000 for Fiscal 2005.

     COMPENSATION OF DIRECTORS
     -------------------------

     No Director of the Company received remuneration for services as a Director during fiscal 2005.

     EMPLOYMENT CONTRACTS
     --------------------

     The Company does not have any employment contracts with its Chief Executive Officer or any other member of management.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

     RELATED PARTY TRANSACTIONS
     --------------------------

     LEGAL SERVICES
     --------------

     The law firm in which Morton S. Robson, the Secretary and a Director of the Company, is a partner provided services to the Company in Fiscal 2005. During fiscal 2005, Mr. Robson's law firm received $8,962 from Waste Tech as payment for legal services rendered.

     ROBERT ROTH
     -----------

     Members of the immediate family of Robert Roth, one of the Directors of the Company, own an aggregate of 4.8% of the Company's outstanding and issued stock. The shares of stock are owned by his wife, Patricia B. Roth (114,182), his son, Steven F. Roth (2,000), his daughter, Kathie Cecile Roth (10,000) and his son Charles B. Roth and his wife, Marta Roth (107,188). Pursuant to the terms of an agreement dated May 11, 1993 between the Company, Patricia Roth, Steven Roth and Robert Roth, so long as Patricia Roth and Steven Roth are the owners of more than one percent (1%) of the number of outstanding shares of Common Stock, the Company has agreed to use its best efforts to cause the election of Robert Roth as a member of the Board of Directors.

     PARENT OF ISSUER
     ----------------

     The Company has no parent.


BOARD RECOMMENDATION AND VOTE REQUIRED
--------------------------------------

     For Proposal No. 1 regarding the election of one (1) Class II Director, votes may be cast in favor of the nominee or may be withheld. The Class II Director will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director nominee, as each abstention would be one less vote in favor of a director nominee. The Board of Directors recommends that stockholders vote "FOR" the Nominee set forth above. Unless marked to the contrary, proxies received will be voted FOR the Nominee set forth above.

                                 PROPOSAL NO. 2:


                          RATIFICATION OF SELECTION OF
                        KPMG LLP AS INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of KPMG LLP, independent certified public accountants, to audit the accounts for the Company for fiscal year ending October 31, 2006 ("Fiscal 2006"). The firm of KPMG LLP has audited the Company's financial statements for the past nine (9) fiscal years. The Company is advised that neither that KPMG LLP nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers KPMG LLP to be well qualified for the function of serving as the Company's auditors. The Delaware General Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statement to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the quality of the services provided by KPMG LLP, its outstanding reputation as a leading audit firm and its familiarity with the Company's financial and other affairs.


     AUDIT AND NON-AUDIT FEES
     ------------------------

     The following table presents the fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the fiscal years ended October 31, 2005 and October 31, 2004, and fees for other services rendered by KPMG LLP during those periods:


     Fee Category                        Fiscal 2005         Fiscal 2004

     Audit Fees                          $67,500             $67,500

     Audit-Related Fees                  $0                  $0

     Tax Fees                            $12,000             $12,000

     All Other Fees                      $0                  $0

     Total Fees                          $79,500             $79,500


     Audit fees include fees related to the services rendered in connection with the annual audit of the Company's consolidated financial statements, the quarterly reviews of the Company's quarterly reports on Form 10-QSB and the reviews of and other services related to registration statements and other offering memoranda, if any.

     Audit-related fees are for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company's financial statements.

     Tax Fees include (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

     All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

     All of the services for 2005 and 2004 were performed by the full-time, permanent employees of KPMG, LLP

     All of the 2005 services described above were approved by the Audit Committee pursuant to the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company's independent auditors to the extent that rule was applicable during fiscal year 2005. The Audit Committee has considered whether the provisions of such services, including non-audit services, by KPMG LLP is compatible with maintaining KPMG LLP's independence and has concluded that it is.


BOARD RECOMMENDATION AND VOTE REQUIRED
--------------------------------------

     The Board of Directors recommends that you vote in favor of the above proposal in view of the quality of the services provided by KPMG LLP, its outstanding reputation as a leading audit firm and its familiarity with the Company's financial and other affairs due to its previous service as auditors for the Company.

     A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

     Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of KPMG LLP as the Company's independent certified public accountants for Fiscal 2006. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.


                             STOCKHOLDERS' PROPOSALS

     Proposals of stockholders intended to be presented at the 2007 annual meeting must be received in writing, by the President of the Company at its offices by DECEMBER 24, 2006 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

     SEC rules and regulations provide that if the date of the Company's 2007 Annual Meeting is advanced or delayed more than 30 days from the date of the 2006 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2007 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2007 Annual Meeting. Upon determination by the Company that the date of the 2007 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2006 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-QSB.


                                        By Order of the Board of Directors


                                        David B. Wilhelmy, SECRETARY

                             WASTE TECHNOLOGY CORP.

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William E. Nielsen and Robert Roth as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of Waste Technology Corp. (the "Company") held of record by the undersigned on April 3, 2006 at the Annual Meeting of stockholders to be held at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32254, on Monday, May 15, 2006 at 10:00 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

PLEASE MARK BOXES / / IN BLUE OR BLACK INK.

1. Election of one Class II Directors: David B. Wilhelmy. (MARK ONLY ONE OF THE TWO BOXES FOR THIS ITEM)


     / / VOTE FOR the nominee named above.

     / / VOTE WITHHELD as to the nominee named above.


2. Proposal to ratify appointment of KPMG LLP as the Company's independent certified public accountants:

         FOR      /  /    AGAINST  /  /   ABSTAIN  /  /

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

     PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                   Dated: ______________, 2006

                                                   X _________________________
                                                             Signature

                                                   X _________________________
                                                           Print Name(s)

                                                   X _________________________
                                                     Signature, if held jointly